UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2019

GTT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.0001 per share	GTT	New York Stock Exchange

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01      Entry into a Material Definitive Agreement

On June 5, 2019, GTT Communications, Inc. (the “Company”) entered into an Incremental Revolving Credit Assumption Agreement (the “Incremental Agreement”) with and among KeyBank National Association, as administrative agent (the “Agent”) and a letter of credit issuer, and the incremental revolving credit lenders party thereto. The Incremental Agreement relates to, and was entered into pursuant to, that certain Credit Agreement, dated as of May 31, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) by and among (1) the Company and GTT Communications B.V., as the borrowers, (2) KeyBank National Association, as administrative agent and letter of credit issuer, (3) Credit Suisse AG, Cayman Islands Branch, KeyBank National Association, SunTrust Bank, Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as the Syndication Agents, (4) KeyBank Capital Markets Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., Citizens Bank, National Association and ING Capital LLC, as Joint Lead Arrangers and Joint Bookrunners, (5) Citizens Bank, National Association, and ING Capital LLC, as Documentation Agents, and  (6) the other lenders party thereto. The Incremental Agreement establishes $50 million in new revolving credit commitments, bringing the total sum of revolving credit commitments under the Credit Agreement, as modified by the Incremental Agreement, to $250 million. The revolving credit commitments made pursuant to the Incremental Agreement have terms and conditions identical to the existing revolving credit commitments under the Credit Agreement.

The foregoing description of the Incremental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant Entry into a Material Definitive Agreement

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01              Financial Statements and Exhibits

(d)         Exhibits

10.1

Incremental Revolving Credit Assumption Agreement, dated as of June 5, 2019, by and among GTT Communications, Inc., KeyBank National Association, as administrative agent and a letter of credit issuer, and the incremental revolving credit lenders party thereto.

[signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

Dated: June 11, 2019	By:	/s/ Chris McKee
Chris McKee
General Counsel and Secretary